UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                    June 13, 2018

GUARANTY FEDERAL BANCSHARES, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 0-23325

Delaware	43-1792717
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

2144 E. Republic Road, Suite F200

Springfield, Missouri 65804

(Address of principal executive offices, including zip code)

(417) 520-4333

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 2, 2018, Guaranty Federal Bancshares, Inc., a Delaware corporation (“Guaranty”), completed the previously announced merger of Hometown Bancshares, Inc., a Missouri corporation (“Hometown”), with and into Guaranty, with Guaranty being the surviving corporation (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of November 30, 2017 (the “Merger Agreement”), by and between Guaranty and Hometown. As a result of the Merger, Hometown’s wholly owned bank subsidiary, Hometown Bank, National Association, became a wholly owned subsidiary of Guaranty. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Hometown common stock was converted into the right to receive $20.00 in cash. In the aggregate, Guaranty paid $4.6 million in respect of the outstanding shares of Hometown common stock.

On April 2, 2018, Guaranty filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the acquisition and other related matters. The purpose of this filing is to amend the Form 8-K filed on April 2, 2018 to include the information required by Item 9.01(a) and (b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hometown as of and for the year ended December 31, 2017, as well as the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Hometown as of March 31, 2018 and for the periods ended March 31, 2018 and 2017 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Guaranty for the year ended December 31, 2017 and as of and for the period ended March 31, 2018 are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BKD, LLP.

99.1	Audited consolidated financial statements of Hometown as of and for the year ended December 31, 2017, as well as the accompanying notes thereto and the related Independent Auditor’s Report.

99.2	Unaudited consolidated financial statements of Hometown as of March 31, 2018 and for the periods ended March 31, 2018 and 2017.

99.3	Unaudited pro forma condensed combined financial statements of Guaranty for the year ended December 31, 2017 and as of and for the period ended March 31, 2018.

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FEDERAL BANCSHARES, Inc.

By:	/s/ Shaun A. Burke
Name:	Shaun A. Burke

Date:     June 13, 2018